UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10319

                                  MUTUALS.com
               (Exact name of registrant as specified in charter)

                         700 N. Pearl Street, Suite 900
                               Dallas, TX  75201
              (Address of principal executive offices) (Zip code)

                                 Michael Henry
                         700 N. Pearl Street, Suite 900
                               Dallas, TX  75201
                    (Name and address of agent for service)

                                 (800) 688-8257
               Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2007

Date of reporting period:  September 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

SEMI-ANNUAL REPORT September 30, 2006

                                  MUTUALS.COM

   GENERATION WAVE    GROWTH FUND (GWGFX)

                      A series of MUTUALS.com

                      INVESTMENT ADVISOR

                      MUTUALS ADVISORS, INC.

 MUTUALS ADVISORS, INC.
 PLAZA OF THE AMERICAS
 700 NORTH PEARL STREET
 SUITE 900
 DALLAS, TEXAS 75201

 PHONE: 1-866-264-8783
 WEB:   WWW.MUTUALS.COM

 (MUTUALS.COM LOGO)

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                       3
EXPENSE EXAMPLE                                                              5
INVESTMENT HIGHLIGHTS                                                        7
PORTFOLIO OF INVESTMENTS                                                     9
STATEMENT OF ASSETS AND LIABILITIES                                         10
STATEMENT OF OPERATIONS                                                     11
STATEMENTS OF CHANGES IN NET ASSETS                                         12
FINANCIAL HIGHLIGHTS                                                        13
NOTES TO FINANCIAL STATEMENTS                                               14
ADDITIONAL INFORMATION                                                      18
RENEWAL OF ADVISORY AGREEMENT AND APPROVAL OF
  SUBADVISORY AGREEMENT                                                     19

                             LETTER TO SHAREHOLDERS

                                                               November 29, 2006

Dear Fellow Shareholders,

As of September 30, 2006, Morningstar ranked the Generation Wave Growth Fund in the top 6% of 1,092 large-cap growth funds for the five year period then ended, in the top 10% among 1,393 large-cap growth funds for the three year period then ended and in the top 13% of 1,693 large-cap growth funds for the one year period then ended. In addition, the Generation Wave Growth Fund received a FIVE-STAR OVERALL MORNINGSTAR TM RATING FOR BOTH PERIODS (DERIVED FROM A WEIGHTED AVERAGE OF THE FUND'S THREE- AND FIVE-YEAR MORNINGSTAR RATINGS METRICS, WHICH ARE BASED ON RISK-ADJUSTED RETURN PERFORMANCE.). In fact, through September 30, 2006, the Fund has outperformed the S&P 500 Index over the past three year and five year periods, and since its inception in June 2001. (See page 7 for complete performance information).

As you know, the overall investment philosophy of the Generation Wave Growth Fund is to invest in sectors of the market that will most likely be impacted by the spending habits of the massive baby boomer population by carefully selecting what we feel are best-of-breed mutual funds and exchange traded funds. This enormous demographic is already having an important impact on many industries, including health care, technology and financial services - and we believe the effect is likely to continue to play out over the next decade.

Over the past year, the health care and technology sectors, while they advanced, were not the strongest areas of the market. Financials fared better, outperforming all other areas of the market other than telecommunication services. Needless to say, the impact of the aging baby boomer population is a long-term trend. The sectors that stand to gain the most from this enormous demographic shift will not go up every single quarter, as there are many other shorter term influences at work. But over the long haul, the health care, technology and financial services sectors will likely be enormous beneficiaries of this developing trend.

In the meantime, we are pleased to have maintained Morningstar's highest rating even during an otherwise difficult, uninspiring period.

On a separate note, we would encourage you to look up our underlying fund-of-fund holdings to see that many of them are either institutional class shares or are closed to new investors, which make them difficult if not impossible for individual investors to get into.

Remember that as a shareholder you can electronically invest into your account on a monthly basis through your checking or savings account via an ACH. For more information please call our shareholder service department at
(866) 264-8783. As always your suggestions for additional improvements are always welcome and can be submitted via e-mail at our website.

PLEASE REMEMBER THAT DETAILED FUND INFORMATION INCLUDING HOLDINGS AND PERFORMANCE, UPDATED MONTHLY, ARE ALWAYS AVAILABLE AT WWW.GENWAVEFUNDS.COM. IT IS ALSO AVAILABLE THROUGH WWW.MUTUALS.COM, UNDER THE LINK FOR THE GENERATION WAVE FUND.

Thank you for being a valued shareholder of the Generation Wave Growth Fund.

/s/Charles L. Norton                    /s/Allen R. Gillespie

Charles L. Norton, CFA                  Allen R. Gillespie, CFA
Portfolio Manager                       Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Opinions expressed are those of Mutuals Advisors, Inc. and GNI Capital, Inc. and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

This report is intended for shareholder use only and must be preceded or accompanied by a prospectus. Read it carefully before investing or sending money. While the Fund is no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Automatic Investment Plans do not assure a profit and do not protect against a loss in declining markets.

BECAUSE THE FUND IS A "FUND OF FUNDS", YOUR COST OF INVESTING IN THE FUND WILL GENERALLY BE HIGHER THAN THE COST OF INVESTING DIRECTLY IN THE SHARES OF THE MUTUAL FUNDS IN WHICH IT INVESTS. BY INVESTING IN THE FUND, YOU WILL INDIRECTLY BEAR YOUR SHARE OF ANY FEES AND EXPENSES CHARGED BY THE UNDERLYING FUNDS, IN ADDITION TO INDIRECTLY BEARING THE PRINCIPAL RISKS OF THOSE FUNDS. PLEASE REFER TO THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FUND, INCLUDING RISKS, FEES AND EXPENSES.

Morningstar Rankings represent a fund's total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Generation Wave Growth Fund was rated against the following number of U.S. domiciled Large Growth Funds over the following time periods: 1,393 funds for the overall period, 1,393 funds in the last three years and 1,092 funds in the last five years. With respect to these Large Growth funds, the Generation Wave Growth Fund received a Morningstar Rating of 5 Stars for the overall, three-year and five-year time periods.

(c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Quasar Distributors, LLC, distributor (11/06)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other Fund expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within two months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/06 - 9/30/06).

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    Generation Wave Growth Fund
                                 ----------------------------------------------------------------
                                                                               Expenses Paid
                                   Beginning             Ending                During Period
                                 Account Value        Account Value           April 1, 2006 -
                                 April 1, 2006     September 30, 2006     September 30, 2006*<F1>
                                 -------------     ------------------     -----------------------
Actual                             $1,000.00            $1,003.90                  $7.54
Hypothetical
  (5% return before expenses)      $1,000.00            $1,017.55                  $7.59

*<F1> Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS

The investment objective of the Fund is capital appreciation over the long term while at times providing a low level of current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds. In turn, those mutual funds invest primarily in equity securities of U.S. and/or foreign companies with a wide range of market capitalizations. The mutual funds in which the Fund invests will be selected from the suitable pool of funds selected by the subadvisor after applying a combination of objective and subjective criteria to mutual funds available on the market.

The Fund will typically invest in equity funds and may include any type of equity fund (e.g., international equity, technology or health care). The Fund may at times add fixed-income funds to the allocation. The Fund's sector breakdown at September 30, 2006 is shown below.

                     SECTOR BREAKDOWN  % of Net Assets*<F2>

                    Health Care                        22.9%
                    Growth & Income                    20.4%
                    Financial Services                 18.1%
                    International                      17.3%
                    Technology                          8.8%
                    U.S. Treasury                       8.5%
                    Balanced                            4.1%

               *<F2>  Excludes net liabilities.

                     TOTAL RETURNS AS OF SEPTEMBER 30, 2006

                                    GENERATION WAVE
          AVERAGE TOTAL RETURN        GROWTH FUND       S&P 500 INDEX
          --------------------        -----------       -------------
          Six months                     0.39%               4.14%
          One year                       9.43%              10.79%
          Three year
            average annual              12.44%              12.29%
          Five year
            average annual               8.21%               6.96%
          Average annual since
            inception 6/21/01            5.05%               3.24%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. IN THE ABSENCE OF THE EXISTING FEE WAIVER, THE TOTAL RETURN WOULD BE REDUCED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-866-264-8783 OR VISITING www.MUTUALS.com.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on June 21, 2001 (the commencement of operations).

        HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

        Date              Generation Wave Growth Fund          S&P 500 Index
        ----              ---------------------------          -------------
     6/21/2001*<F3>                 $10,000                       $10,000
     9/30/2001                       $8,740                        $8,446
     3/31/2002                       $9,790                        $9,375
     9/30/2002                       $6,870                        $6,716
     3/31/2003                       $7,148                        $7,053
     9/30/2003                       $9,123                        $8,354
     3/31/2004                      $10,530                        $9,530
     9/30/2004                      $10,216                        $9,513
     3/31/2005                      $10,935                       $10,168
     9/30/2005                      $11,852                       $10,678
     3/31/2006                      $12,918                       $11,360
     9/30/2006                      $12,969                       $11,823

*<F3>  Inception Date

PORTFOLIO OF INVESTMENTS

September 30, 2006 (Unaudited)                           Ticker Symbol:  GWGFX

DOMESTIC BALANCED FUNDS 14.3%                           SHARES    MARKET VALUE
-----------------------------                           ------    ------------
Calamos Growth & Income Fund - Class A                 165,995     $ 5,288,590
Oakmark Equity & Income Fund - Class I                  79,524       2,106,590
                                                                   -----------
     TOTAL DOMESTIC BALANCED FUNDS (COST $6,736,436)                 7,395,180
                                                                   -----------
DOMESTIC EQUITY FUNDS 58.5%
Dodge & Cox Stock Fund                                  35,010       5,278,417
Evergreen Health Care Fund - Class I                   201,797       4,183,261
FBR Small Cap Financial Fund - Class A                 130,852       4,158,476
Franklin Mutual Financial Services Fund - Class Z      222,236       5,238,094
North Track ArcaEx Tech 100 Index Fund - Class A*<F4>  158,617       3,783,010
Vanguard Health Care Fund - Admiral Class              122,117       7,704,368
                                                                   -----------
     TOTAL DOMESTIC EQUITY FUNDS (COST $22,822,240)                 30,345,626
                                                                   -----------
INDEX FUND 1.5%
Ultra QQQ ProShares*<F4>                                10,000         779,000
                                                                   -----------
     TOTAL INDEX FUND (COST $662,889)                                  779,000
                                                                   -----------
INTERNATIONAL EQUITY FUNDS 17.3%
Dodge & Cox International Stock Fund                    49,032       1,973,554
Matthews Pacific Tiger Fund - Class I                  162,440       3,515,204
Oakmark International Fund - Class I                   130,769       3,508,528
                                                                   -----------
     TOTAL INTERNATIONAL EQUITY FUNDS (COST $5,786,362)              8,997,286
                                                                   -----------
MONEY MARKET FUND 8.5%
Federated Treasury Obligations Fund - Class IS       4,431,345       4,431,345
                                                                   -----------
     TOTAL MONEY MARKET FUND (COST $4,431,345)                       4,431,345
                                                                   -----------
TOTAL INVESTMENTS 100.1%(COST $40,439,272)                          51,948,437
Liabilities, less Other Assets (0.1)%                                  (60,574)
                                                                   -----------
NET ASSETS 100.0%                                                  $51,887,863
                                                                   -----------
                                                                   -----------

*<F4>   Non-income producing

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006 (Unaudited)

ASSETS
Investments, at value (cost $40,439,272)                           $51,948,437
Income receivable                                                       11,398
Receivable for capital shares sold                                       6,273
Other assets                                                            27,301
                                                                   -----------
     TOTAL ASSETS                                                   51,993,409
                                                                   -----------

LIABILITIES
Payable for capital shares redeemed                                      7,000
Payable to Advisor                                                      38,820
Payable to affiliates                                                   35,087
Accrued interest payable                                                   188
Accrued expenses and other liabilities                                  24,451
                                                                   -----------
     TOTAL LIABILITIES                                                 105,546
                                                                   -----------

NET ASSETS                                                         $51,887,863
                                                                   -----------
                                                                   -----------

Net assets consist of:
Paid-in capital                                                    $38,907,877
Accumulated net investment loss                                        (36,221)
Undistributed net realized gain                                      1,507,042
Net unrealized appreciation on investments                          11,509,165
                                                                   -----------
NET ASSETS                                                         $51,887,863
                                                                   -----------
                                                                   -----------

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)          4,062,058
                                                                   -----------
                                                                   -----------

Net asset value, redemption price and offering price per share     $     12.77
                                                                   -----------
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME
Dividend income                                                    $   192,040
Interest income                                                         24,720
                                                                   -----------
     TOTAL INVESTMENT INCOME                                           216,760
                                                                   -----------
EXPENSES
Advisory fees                                                          250,147
Administration fees                                                     32,323
Transfer agent fees and expenses                                        31,019
Fund accounting fees                                                    20,501
Legal fees                                                              19,343
Audit fees                                                              10,453
Federal and state registration fees                                      9,484
Chief compliance officer fees and expenses                               8,994
Reports to shareholders                                                  5,060
Trustees' fees and related expenses                                      4,387
Custody fees                                                             3,262
Other expenses                                                           7,436
                                                                   -----------
     TOTAL EXPENSES BEFORE INTEREST EXPENSE                            402,409
     Interest expense                                                      181
                                                                   -----------
     TOTAL EXPENSES                                                    402,590
     Less waivers by Advisor                                            (7,621)
                                                                   -----------
     NET EXPENSES                                                      394,969
                                                                   -----------
NET INVESTMENT LOSS                                                   (178,209)
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions                         2,467,444
Capital gain distributions from other investment companies              54,774
Change in net unrealized appreciation/depreciation on investments   (2,190,685)
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        331,533
                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $   153,324
                                                                   -----------
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED
                                                            SEPTEMBER 30, 2006      YEAR ENDED
                                                               (UNAUDITED)        MARCH 31, 2006
                                                            ------------------    --------------
FROM OPERATIONS
     Net investment income (loss)                               $  (178,209)        $   141,988
     Net realized gain from security transactions                 2,467,444             883,915
     Capital gain distributions from
       other investment companies                                    54,774           1,750,605
     Change in net unrealized
       appreciation/depreciation on investments                  (2,190,685)          9,186,397
                                                                -----------         -----------
Net increase in net assets from operations                          153,324          11,962,905
                                                                -----------         -----------

FROM DISTRIBUTIONS
     Net investment income                                               --             (87,405)
                                                                -----------         -----------
Net decrease in net assets resulting
  from distributions paid                                                --             (87,405)
                                                                -----------         -----------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                      924,199           2,371,567
     Net proceeds from merger (Note 7)                                   --          24,332,960
     Net asset value of shares issued in
       reinvestment of distributions to shareholders                     --              86,895
     Payments for shares redeemed(1)<F5>                         (5,202,224)        (14,100,491)
                                                                -----------         -----------
Net increase (decrease) in net assets
  from capital share transactions                                (4,278,025)         12,690,931
                                                                -----------         -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                                  (4,124,701)         24,566,431

NET ASSETS
     Beginning of period                                         56,012,564          31,446,133
                                                                -----------         -----------
     End of period                                              $51,887,863         $56,012,564
                                                                -----------         -----------
                                                                -----------         -----------

UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                                      $   (36,221)        $   141,988
                                                                -----------         -----------
                                                                -----------         -----------

(1)<F5> Net of redemption fees of $678 for the period ended September 30, 2006, and $2,821 for the year ended March 31, 2006.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                  Six Months
                                                    Ended         Year          Year          Year          Year        Period
                                                September 30,     Ended         Ended        Ended         Ended         Ended
                                                     2006       March 31,     March 31,    March 31,     March 31,     March 31,
                                                 (Unaudited)      2006          2005          2004          2003      2002(1)<F6>
                                                -------------   ---------     ---------    ---------     ---------    -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                               $12.72       $10.80        $10.40        $ 7.06        $ 9.79       $10.00
                                                    ------       ------        ------        ------        ------       ------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)(2)<F7>             (0.04)(3)     0.03          0.03         (0.06)        (0.09)       (0.04)
                                                           <F8>
     Net realized and unrealized
       gain (loss) on investments                     0.09         1.92          0.37          3.40         (2.55)       (0.18)
                                                    ------       ------        ------        ------        ------       ------
Total from investment operations                      0.05         1.95          0.40          3.34         (2.64)       (0.22)
                                                    ------       ------        ------        ------        ------       ------
LESS DISTRIBUTIONS PAID:
     From net investment income                         --        (0.03)           --            --            --           --
     From net realized
       gain on investments                              --           --            --            --         (0.09)          --
                                                    ------       ------        ------        ------        ------       ------
Total distributions paid                                --        (0.03)           --            --         (0.09)          --
                                                    ------       ------        ------        ------        ------       ------
Paid-in capital from
  redemption fees (Note 2)                              --(4)        --(4)         --(4)         --(4)         --(4)      0.01
                                                          <F9>         <F9>          <F9>          <F9>          <F9>
                                                    ------       ------        ------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD                      $12.77       $12.72        $10.80        $10.40        $ 7.06       $ 9.79
                                                    ------       ------        ------        ------        ------       ------
                                                    ------       ------        ------        ------        ------       ------
TOTAL RETURN                                         0.39%(5)    18.13%         3.85%        47.31%      (26.98)%      (2.10)%(5)
                                                         <F10>                                                               <F10>
SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (000's)                $51,888      $56,013       $31,446       $37,586       $31,368      $55,181
Ratio of expenses
  to average net assets(6)<F11>(7)<F12>              1.50%(8)     1.50%         1.50%         1.50%         1.50%        1.50%(8)
                                                         <F13>                                                               <F13>
Ratio of net investment income (loss)
  to average net assets(6)<F11>(7)<F12>            (0.68)%(8)     0.30%         0.26%       (0.59)%       (1.04)%      (0.63)%(8)
                                                         <F13>                                                               <F13>
Portfolio turnover rate                              2.38%        6.60%        39.78%         1.66%        39.50%       27.91%

(1)<F6>    Fund commenced operations on June 21, 2001.
(2)<F7> Recognition of investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(3)<F8> Per share net investment income was calculated prior to tax adjustments.
(4)<F9>    Less than one cent per share.
(5)<F10>   Not annualized.
(6)<F11> Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.53%, 1.77%, 1.90%, 1.89%, 2.08% and 1.76% and the ratio of net investment income (loss) to average net assets would have been (0.71)%, 0.03%, (0.14)%, (0.98)%, (1.62)%
           and (0.89)% for the periods ended September 30, 2006, March 31, 2006, March 31, 2005, March 31, 2004, March 31, 2003 and March 31,
           2002, respectively.
(7)<F12> Does not include expenses of investment companies in which the Fund invests.
(8)<F13>   Annualized.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2006 (Unaudited)

(1)  ORGANIZATION

MUTUALS.com (the "Trust") was organized as a Delaware business trust under a Declaration of Trust dated March 20, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Generation Wave Growth Fund (the "Fund"), represents a distinct portfolio with its own investment objectives and policies within the Trust. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on June 21, 2001.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

  (a) Investment Valuation - The assets of the Fund consist primarily, if not exclusively, of shares of underlying mutual funds, which are valued at their respective Net Asset Values ("NAVs"). Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds' board of trustees/directors. The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.

  (b) Federal Income Taxes - The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

  On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

  (c) Distributions to Shareholders - The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The tax character of distributions paid during the six months ended September 30, 2006 and the year ended March 31, 2006 were as follows:

                                SIX MONTHS ENDED            YEAR ENDED
                               SEPTEMBER 30, 2006         MARCH 31, 2006
                               ------------------         --------------
Ordinary income                    $       --                $87,405
Long-term capital gains            $       --                $    --

As of March 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes          $42,499,820
                                                                   -----------
                                                                   -----------
Gross tax unrealized appreciation                                  $13,702,061
Gross tax unrealized depreciation                                      (47,401)
                                                                   -----------
Net tax unrealized appreciation                                     13,654,660
                                                                   -----------
Undistributed ordinary income                                          141,988
Undistributed long-term capital gain                                        --
                                                                   -----------
Total distributable earnings                                           141,988
                                                                   -----------
Other accumulated losses                                              (969,986)
                                                                   -----------
Total accumulated earnings                                         $12,826,662
                                                                   -----------
                                                                   -----------

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At March 31, 2006, the Fund had capital loss carryforwards of $278,396 and $691,590 which will expire in 2011 and 2012, respectively.

  (d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (e) Share Valuation - The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund's net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than two months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund's daily NAV calculation.

  (f) Other - Investment transactions are accounted for on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  TRANSACTIONS WITH AFFILIATES

The Trust has an Investment Advisory Agreement (the "Agreement") with Mutuals Advisors, Inc. (the "Advisor"), formerly known as MUTUALS.com, Inc., with whom an officer of the Trust is affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.95% of the Fund's average daily net assets.

The Advisor has agreed to waive, through July 31, 2016, its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.50% of the Fund's average daily net assets. For the six months ended September 30, 2006, expenses of $7,621 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund's expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

               2007               $148,235
               2008               $136,006
               2009               $125,546
               2010               $  7,621

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

The Fund paid the Chief Compliance Officer $8,994 for the six months ended September 30, 2006.

(4)  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                           SIX MONTHS ENDED        YEAR ENDED
                                          SEPTEMBER 30, 2006     MARCH 31, 2006
                                          ------------------     --------------
Shares sold                                      73,626              203,757
Shares issued in connection with
  acquisition of Aggressive Growth Fund              --            1,494,551
Shares issued in connection with
  acquisition of Alternative Growth Fund             --            1,001,017
Shares issued to holders in
  reinvestment of distributions                      --                7,569
Shares redeemed                                (415,917)          (1,215,075)
                                               --------           ----------
Net increase (decrease)                        (342,291)           1,491,819
                                               --------           ----------
                                               --------           ----------

(5)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended September 30, 2006 were $1,241,141 and $10,010,616, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(6)  CREDIT FACILITY

U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement for the Fund dated October 1, 2004 for the purpose of purchasing portfolio securities. For the periods April 1, 2006 through May 9, 2006, May 10, 2006 through June 28, 2006 and June 29, 2006 through September 30, 2006 the interest rate on the outstanding principal amount was the Bank's Prime Rate of 7.75%, 8.00% and 8.25%, respectively. During the six months ended September 30, 2006, the Fund had an outstanding average daily balance of $4,578 and the maximum amount outstanding during the period was $232,500. Interest expense amounted to $181 for the Fund for the six months ended September 30, 2006. At September 30, 2006 there was no loan payable balance for the Fund.

(7)  ACQUISITION INFORMATION

Effective at the close of business on July 29, 2005, the Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Aggressive Growth and Alternative Growth Funds. The Fund issued 1,494,550.700 shares (valued at $14,969,314) for net assets of the Aggressive Growth Fund, including unrealized appreciation of $2,242,080 and the Fund issued 1,001,017.152 shares (valued at $9,363,646) for net assets of the Alternative Growth Fund, including unrealized appreciation of $2,164,167. The Alternative Growth Fund had capital loss carryforwards, which were combined with those of the Fund. Subject to IRS regulations, the Fund may use capital loss carryforwards of $372,506 from the Alternative Growth Fund.

ADDITIONAL INFORMATION

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders of the Fund held on July 14, 2006, shareholders approved the following proposals:

To approve (a) a subadvisory agreement between the Fund's investment advisor, Mutuals Advisors, Inc., and GNI Capital, Inc. with respect to the management of the Fund's portfolio and (b) a "manager of managers" structure for the Fund that would permit its advisor to hire and replace subadvisors and to modify subadvisory agreements without shareholder approval.

               % FUND         % VOTED
              SHARES IN      SHARES IN
 PROPOSAL       FAVOR          FAVOR           FOR         AGAINST     ABSTAIN
 --------     ---------      ---------         ---         -------     -------
   (a)         53.50%         84.43%        2,327,376      283,284     145,967
   (b)         48.76%         76.94%        2,121,056      515,160     120,412

RENEWAL OF ADVISORY AGREEMENT AND APPROVAL OF SUBADVISORY AGREEMENT

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust on May 17, 2006 (the "May Meeting"), the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons" (as that term is defined in the 1940
Act) (the "Independent Trustees"), approved the renewal of the Fund's Investment Advisory Agreement (the "Agreement") through July 31, 2007. At a prior meeting of the Trustees held on April 24, 2006 (the "April Meeting"), the Trustees, by unanimous vote (including a separate vote of the Independent Trustees), approved a Subadvisory Agreement between the Advisor and GNI Capital, Inc. ("GNI") dated as of July 31, 2006 (the "Subadvisory Agreement"), and recommended that the Subadvisory Agreement be submitted to and approved by the Fund's shareholders at a Special Meeting of Shareholders held for that purpose on July 14, 2006. The Fund's shareholders approved the Subadvisory Agreement at the Special Meeting.

In advance of the May Meeting, the Independent Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the performance, advisory fees and other expenses of the Fund. The materials also included comparisons of the Fund with other funds of similar size and/or investment objectives in terms of performance, fees and other expenses, as well as the performance of the Fund versus its benchmark.

DISCUSSION OF FACTORS CONSIDERED IN CONNECTION WITH THE AGREEMENT

In connection with the re-approval of the Agreement, the Trustees requested and received information that would enable them to consider the factors enumerated below.

1.   NATURE, EXTENT AND QUALITY OF SERVICES.

     The Trustees considered the nature, quality and extent of services provided by the Advisor, including portfolio management, supervision of Fund operations, compliance and regulatory matters and general oversight of other service providers. The Trustees discussed the Advisor's responsibilities in light of its recommendation to retain GNI as a subadvisor to make day-to-day decisions with respect to the management of the Fund's portfolio, noting that a member of the staff of GNI had been a co-portfolio manager of the Fund since September 28, 2005. The Trustees concluded that, while the Advisor did not have a large staff, the quality of the services provided to the Fund has been consistently of a high level and that it was qualified to manage the Fund's portfolio, to oversee GNI as a subadvisor and to monitor the Fund's compliance with applicable requirements under the securities laws.

2.   INVESTMENT PERFORMANCE OF THE FUND AND ADVISOR.

     The Trustees reviewed a report prepared by Lipper Inc. ("Lipper") that contained information regarding the Fund's performance. The Trustees considered short-term and long-term investment performance for the Fund over various periods of time as compared to both relevant equity indices and the performance of the Fund's Lipper peer group universe, and concluded that the Advisor had delivered strong performance results consistent with the long-term investment strategies being pursued by the Fund. The Fund ranked high in its peer group based on its average annual return over a three-year period.

     In particular, the Trustees noted that the Fund ranked in the second quartile of its performance peer group for the one-year period ended April 30, 2006 and in the first quartile for the three-year period ended April 30, 2006. The Trustees also noted that the Advisor did not have any clients other than the other series of the Trust, so performance results could not be compared to the Advisor's other clients.

3.   COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

     The Trustees considered the Fund's management fee and total expense ratio relative to industry averages for the Fund's benchmark category. The Trustees noted that the Advisor has historically capped the total expense ratio of the Fund at 1.50% and observed that the Advisor proposed to continue to cap the Fund's expenses at 1.50%. Based on the information provided by Lipper, the Fund was in the 3rd quartile in its expense peer group. The Trustees reviewed the Advisor's balance sheet and profit and loss statement, noting that due to the expense caps that are in place, the Advisor continues to waive a portion of its advisory fee. The Trustees also took notice of the fact that the Advisor does not realize a profit under the Advisory Agreement at the Fund's present asset level. The Trustees received and reviewed audited financial statements for the parent company of the Advisor. The Trustees concluded that based on the financial statements that the parent company was sufficiently capitalized to continue to provide adequate resources to the Advisor.

4.   EXTENT OF ECONOMIES OF SCALE AS FUND GROWS.

     The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Trustees noted that as asset levels grow certain service provider fees are reduced. The Trustees again noted the Advisor's cap on the Fund's total expenses, which has been in place since the Fund's inception, has been and continues to be a clear benefit to Fund investors, and will remain in place for at least another year.

5.   WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE.

     The Trustees also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist. The Trustees noted that breakpoints are not a viable option at this time given the size of the Fund and the Advisor's continuing fee waivers although the Trustees acknowledged that breakpoints might be re-evaluated in the event of further growth in the assets of the Fund.

6.   OTHER RELEVANT CONSIDERATIONS.

     The Trustees considered the Advisor's Code of Ethics, ADV disclosure, and compliance program and concluded in each of these areas that the Advisor was structured in such a way to support the services being provided to the Fund, including the supervision of GNI, as subadvisor, when the Subadvisory Agreement becomes effective.

     The Trustees also considered the character and amount of other incidental benefits received by the Advisor from its association with the Fund. The Trustees concluded that potential "fall-out" benefits that the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

All of these factors were considered by the Trustees, and also were considered by the Independent Trustees meeting separately with counsel in the May Meeting. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Trustees and the Independent Trustees that shareholders had received favorable absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders.

DISCUSSION OF FACTORS CONSIDERED IN CONNECTION WITH SUBADVISORY AGREEMENT

At the April Meeting, the Trustees discussed the proposed engagement of GNI and the Subadvisory Agreement. Based on its review of the Advisor's recommendation to retain GNI, the Trustees determined that GNI should be engaged to manage the Fund's portfolio, subject to the oversight and review of the Advisor. In evaluating the Subadvisory Agreement, the Trustees reviewed materials furnished by the Advisor and GNI relevant to its decision, such as GNI's Form ADV and Code of Ethics and information regarding GNI's compliance program, investment strategy, trading procedures, personnel and financial condition. The Trustees also reviewed GNI's responses to a detailed request submitted by the Fund's legal counsel on behalf of the Independent Trustees. At the April Meeting, representatives of GNI discussed GNI's background, organization, performance history and investment philosophy.

In the course of their consideration of the Subadvisory Agreement, the Trustees received and reviewed a substantial amount of information provided by GNI, and they met in executive session and were advised by their independent legal counsel. In approving the Subadvisory Agreement, the Trustees considered the following factors and made the following conclusions:

1.   NATURE, EXTENT, AND QUALITY OF SERVICES.

     The Trustees reviewed and considered GNI's investment style, its key personnel proposed to provide investment management services to the Fund and its financial condition, including the restructuring of its ownership, which resulted in Centillion Partners acquiring ownership of all of GNI's outstanding shares. The Trustees also considered services to be provided by GNI under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance with applicable securities laws and regulations. The Trustees concluded that the nature, extent and quality of the services proposed to be provided by GNI to the Fund were appropriate, and determined that the Fund should retain GNI as subadvisor because the Fund was likely to benefit from GNI's investment strategy.

2.   INVESTMENT PERFORMANCE OF THE FUND AND GNI.

     From September 28, 2005 through March 31, 2006, during which time Mr. Norton, who is a principal of GNI, served as co-portfolio manager of the Fund, the Trustees noted that the Fund gained 9%, compared to the S&P 500's total return, including dividends, for the same time period of 6.38%. The Trustees considered Mr. Norton's portfolio commentary and familiarity with the Fund since becoming co-portfolio manager, including his discussions of the reasons for the Fund's performance.

     The Trustees considered historical performance data for GNI's management of various private accounts most similar in nature to the Fund. The Trustees noted that a private account managed by GNI similar to the Fund, focusing on exchange-traded funds ("ETFs"), narrowly trailed its benchmark, the S&P 1500 Index, on a gross of fees basis for its single year of existence.

     The Fund maintained its five-star Morningstar rating, and its three-year annualized return among its peer group rose from the 10th percentile to the 7th percentile during the same time period. The Trustees noted that Mr. Norton was co-portfolio manager for the Fund for only a portion of the time period in which the three-year annualized return data was calculated by Morningstar but acknowledged that the Fund performed strongly during the period of his involvement and that the Fund's performance had exceeded its benchmark. The Trustees concluded that GNI appeared to have an effective investment process, and that the Fund would benefit from GNI's services under the Subadvisory Agreement.

3.   PROPOSED FEES.

     The Trustees determined that the proposed subadvisory fee of 0.12% of the Fund's average daily net assets was appropriate in light of the Fund's investment style, and in comparison to the fees paid by other advisory clients of GNI. In evaluating the subadvisory fee, the Trustees noted that the subadvisory fee will be paid by the Advisor and that, therefore, the overall advisory fee paid by the Fund will not be directly affected by the subadvisory fee.

4.   COSTS OF SERVICES AND PROFITS REALIZED BY GNI.

     The Trustees did not request any specific information regarding the costs of services to be provided to the Fund, or the profits that GNI might realize, because GNI had not previously served as a subadvisor to the Fund. Therefore, this particular factor was not relevant to the Trustees' consideration of the Subadvisory Agreement.

5.   ECONOMIES OF SCALE.

     The Trustees considered whether there might be economies of scale in the management of the Fund if the assets of the Fund were to increase significantly. However, it was concluded that the assets of the Fund were not likely to increase in the foreseeable future to such an extent that there would be meaningful economies of scale realized in the management of the Fund.

6.   BENEFITS TO GNI.

     The Trustees considered information presented regarding any benefits to GNI or its affiliates from serving as subadvisor to the Fund (in addition to the subadvisory fee). The Trustees noted that GNI does not intend to participate in soft-dollar arrangements with regard to the Fund's brokerage. The Trustees concluded, however, that success of the Fund could attract other business to GNI.

CONCLUSION

On the basis of its review of the foregoing information, the Trustees and the Independent Trustees determined that the terms and conditions of the Subadvisory Agreement were fair to, and in the best interest of, the Fund and its shareholders and recommended that the Fund's shareholders approve the Subadvisory Agreement.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the semi-annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor's, sub-advisor's or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, sub-advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

MUTUALS.com has adopted proxy voting policies and procedures that delegate to Mutuals Advisors, Inc., the Fund's investment advisor (the "Advisor"), the authority to vote proxies. A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC's website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund's Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

MUTUALS.COM

GENERATION WAVE GROWTH FUND

Investment Advisor                    MUTUALS ADVISORS, INC.
                                      Plaza of the Americas
                                      700 North Pearl Street, Suite 900
                                      Dallas, Texas 75201

Subadvisor                            GNI CAPITAL, INC.
                                      125 The Parkway, Suite 201
                                      Greenville, South Carolina 29615

Legal Counsel                         GODFREY & KAHN, S.C.
                                      780 North Water Street
                                      Milwaukee, Wisconsin 53202

Independent Registered Public         TAIT, WELLER & BAKER LLP
Accounting Firm                       1818 Market Street, Suite 2400
                                      Philadelphia, Pennsylvania 19103

Transfer Agent, Fund Accountant       U.S. BANCORP FUND SERVICES, LLC
and Fund Administrator                615 East Michigan Street
                                      Milwaukee, Wisconsin 53202

Custodian                             U.S. BANK, N.A.
                                      Custody Operations
                                      1555 North RiverCenter Drive, Suite 302
                                      Milwaukee, Wisconsin 53212

Distributor                           QUASAR DISTRIBUTORS, LLC
                                      615 East Michigan Street
                                      Milwaukee, Wisconsin 53202

(VICE FUND LOGO)

                               SEMI-ANNUAL REPORT
                               September 30, 2006

                           INVESTMENT ADVISOR

                           MUTUALS ADVISORS, INC.

MUTUALS ADVISORS, INC.
PLAZA OF THE AMERICAS
700 NORTH PEARL STREET
SUITE 900
DALLAS, TEXAS 75201

PHONE:  1-866-264-8783
WEB:    WWW.VICEFUND.COM

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                       3
EXPENSE EXAMPLE                                                              5
INVESTMENT HIGHLIGHTS                                                        7
PORTFOLIO OF INVESTMENTS                                                     9
STATEMENT OF ASSETS AND LIABILITIES                                         12
STATEMENT OF OPERATIONS                                                     13
STATEMENTS OF CHANGES IN NET ASSETS                                         14
FINANCIAL HIGHLIGHTS                                                        15
NOTES TO FINANCIAL STATEMENTS                                               16
ADDITIONAL INFORMATION                                                      20
RENEWAL OF ADVISORY AGREEMENT AND APPROVAL OF
  SUBADVISORY AGREEMENT                                                     21

                             LETTER TO SHAREHOLDERS

                                                               November 29, 2006

Dear Fellow Shareholders,

The seventeen interest rate hikes by the policy-setting Federal Open Market Committee over the past few years are finally taking their toll. The economy is slowing rather dramatically, led by a sharp contraction in the housing market, and the yield curve's steep inversion suggests a recession cannot be entirely ruled out. Geopolitical tensions are high: conflicts in the Middle East; North Korea testing missiles; and Iran intent on further developing its nuclear arms program. Yet, none of these factors have had any meaningful impact on people's desire to drink, smoke and gamble - or our nation's need to protect itself.

As a result, our areas of focus - alcohol, tobacco, gaming and defense - are booming.

For the six-month period represented by this report, the Vice Fund returned 12.44% while the Standard & Poor's 500 Index gained only 10.79%, even including dividend income. This strong performance builds on the successes we have had since the Fund's inception in August 2002. In fact, ACCORDING TO LIPPER THE VICE FUND'S THREE-YEAR RETURN, AS OF SEPTEMBER 30, 2006, RANKS IT IN THE TOP 3% AMONG 595 FUNDS IN THE MULTI-CAP CORE CATEGORY. THE FUND ALSO RANKS IN THE TOP 8% AMONG 845 FUNDS, ALSO ACCORDING TO LIPPER, FOR THE ONE-YEAR PERIOD ENDING SEPTEMBER 30, 2006. More recently, derived from a weighted average of the Fund's three-year Morningstar Ratings metrics, which are based on risk-adjusted return performance through October 31, 2006, the Vice Fund received a five-star Overall MorningstarTM rating among 385 Mid-Cap Blend funds, and assets in the Fund have never been higher.

Despite solid economic growth and all of the major stock indices recently hitting multi-year highs, the Vice Fund has managed to greatly outperform the market since its inception in August 2002, which is great news for Vice Fund investors. In periods characterized by relatively unexciting equity returns and a tepid economy, the industries that the Fund focuses on, because of their defensive nature, have historically beaten the broad market. And we believe that is the precise environment we seem to be entering. We hope that with time and the changing economic environment, we will prove to be a fund that performs strongly in all seasons.

PLEASE REMEMBER THAT DETAILED FUND INFORMATION INCLUDING HOLDINGS AND PERFORMANCE, UPDATED MONTHLY, IS ALWAYS AVAILABLE AT WWW.VICEFUND.COM.

Thank you for being a valued shareholder of the Vice Fund.

/s/Charles L. Norton                    /s/Allen R. Gillespie

Charles L. Norton, CFA                  Allen R. Gillespie, CFA
Portfolio Manager                       Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Opinions expressed are those of Mutuals Advisors, Inc. and GNI Capital, Inc. and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

This report is intended for shareholder use only and must be preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

MUTUAL FUNDS WITH A NARROW INVESTMENT FOCUS ARE SUBJECT TO GREATER PRICE FLUCTUATIONS THAN FUNDS WITH BROADER INVESTMENT CHOICES. THE VICE FUND MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

For each fund with at least a three year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Vice Fund was rated against the following numbers of U.S. domiciled Mid-Cap Blend funds over the following time periods: 385 funds for the overall period and 385 funds in the last three years. With respect to these Mid-Cap Blend funds, the Vice Fund received a Morningstar Rating of five stars for the overall and three-year time periods. Past performance does not guarantee future results.

(c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Quasar Distributors, LLC, distributor (11/06)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other Fund expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within two months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/06 - 9/30/06).

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               Vice Fund
                                  ------------------------------------------------------------------
                                                                                  Expenses Paid
                                    Beginning              Ending                 During Period
                                  Account Value         Account Value            April 1, 2006 -
                                  April 1, 2006      September 30, 2006     September 30, 2006*<F14>
                                  -------------      ------------------     ------------------------
Actual                              $1,000.00             $1,003.90                   $8.79
Hypothetical
  (5% return before expenses)       $1,000.00             $1,016.29                   $8.85

*<F14> Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS

This graph assumes an initial gross investment of $10,000 made on August 30, 2002 (the commencement of operations).

        HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

              Date                 Vice Fund          S&P 500 Index
              ----                 ---------          -------------
           8/30/2002*<F15>          $10,000               $10,000
           9/30/2002                 $9,510                $8,913
           3/31/2003                 $8,490                $9,361
           9/30/2003                $11,015               $11,088
           3/31/2004                $13,358               $12,648
           9/30/2004                $13,508               $12,625
           3/31/2005                $15,502               $13,494
           9/30/2005                $16,467               $14,172
           3/31/2006                $18,444               $15,077
           9/30/2006                $18,516               $15,701

*<F15>  Inception Date

                     TOTAL RETURNS AS OF SEPTEMBER 30, 2006

          AVERAGE TOTAL RETURN          VICE FUND       S&P 500 INDEX
          --------------------          ---------       -------------
          Six months                       0.39%             4.14%
          One year                        12.44%            10.79%
          Average annual
            three years                   18.90%            12.29%
          Average annual since
            inception 8/30/02             16.28%            11.68%

                    SECTOR BREAKDOWN  % of Net Assets*<F16>

               Aerospace/Defense                            25.5%
               Alcoholic Beverages                          24.9%
               Casinos, Gambling & Lotteries                23.6%
               Tobacco                                      21.6%
               Variable Rate Demand Notes                    7.4%

*<F16>  Excludes net liabilities.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. IN THE ABSENCE OF THE EXISTING FEE WAIVER, THE TOTAL RETURN WOULD BE REDUCED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-866-264-8783 OR VISITING WWW.VICEFUND.COM.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

PORTFOLIO OF INVESTMENTS

September 30, 2006 (Unaudited)                           Ticker Symbol:  VICEX

COMMON STOCKS 95.6%                                      SHARES   MARKET VALUE
-------------------                                      ------   ------------
AEROSPACE/DEFENSE 25.5%
BAE Systems plc, ADR                                     36,500    $ 1,077,922
The Boeing Co.                                           11,000        867,350
Curtiss-Wright Corp.                                     20,000        607,000
DynCorp International Inc. -  Class A*<F18>              59,900        754,141
Empresa Brasileira de Aeronautica S.A. (Embraer), ADR    10,000        392,700
General Dynamics Corp.                                   16,500      1,182,555
General Electric Co.                                     22,500        794,250
Honeywell International Inc.                             22,500        920,250
Integral Systems, Inc.                                   17,500        547,050
L-1 Identity Solutions, Inc.*<F18>                       25,000        326,250
L-3 Communications Holdings, Inc.                        12,000        939,960
Lockheed Martin Corp.                                    10,650        916,539
Moog Inc. - Class A*<F18>                                17,000        589,220
Northrop Grumman Corp.                                   17,500      1,191,225
Orbital Sciences Corp.*<F18>                             25,000        469,250
OSI Systems, Inc.*<F18>                                  15,000        294,000
Raytheon Co.                                             30,000      1,440,300
Textron Inc.                                              6,000        525,000
United Technologies Corp.                                20,000      1,267,000
                                                                   -----------
                                                                    15,101,962
                                                                   -----------
ALCOHOLIC BEVERAGES 24.9%
Anheuser-Busch Companies, Inc.                           15,000        712,650
The Boston Beer Company, Inc. - Class A*<F18>            38,500      1,264,725
Brown-Forman Corp. - Class B                             17,000      1,303,050
Central European Distribution Corp.*<F18>                34,500        807,645
Companhia de Bebidas das Americas (AmBev), ADR*<F18>     35,000      1,588,300
Compania Cervecerias Unidas S.A. (CCU), ADR              15,000        394,950
Constellation Brands, Inc. - Class A*<F18>               75,000      2,158,500
Diageo plc, ADR                                          31,000      2,202,240
Fomento Economico Mexicano, S.A. de C.V., ADR            10,500      1,017,870
Fortune Brands, Inc.                                     14,000      1,051,540
Heineken NV, ADR                                         20,000        456,918
InBev NV*<F18>                                           12,500        683,125
Kirin Brewery Co., Ltd., ADR                             45,000        601,065
Molson Coors Brewing Co. - Class B                        7,500        516,750
                                                                   -----------
                                                                    14,759,328
                                                                   -----------
CASINOS, GAMBLING & LOTTERIES 23.6%
Boyd Gaming Corp.                                        26,000        999,440
CryptoLogic Inc.                                         14,000        308,560
Harrah's Entertainment, Inc.                             25,000      1,660,750
International Game Technology                            50,000      2,075,000
Las Vegas Sands Corp.*<F18>                              17,500      1,196,125
MGM MIRAGE*<F18>                                         42,500      1,678,325
Monarch Casino & Resort, Inc.*<F18>                      28,000        542,920
Penn National Gaming, Inc.*<F18>                         22,000        803,440
Pinnacle Entertainment, Inc.*<F18>                       37,500      1,054,500
Scientific Games Corp. - Class A*<F18>                   15,000        477,000
Shuffle Master, Inc.*<F18>                               35,000        945,350
Station Casinos, Inc.                                    14,500        838,535
Trump Entertainment Resorts, Inc.*<F18>                  20,000        339,200
Wynn Resorts, Ltd.*<F18>                                 15,000      1,020,150
                                                                   -----------
                                                                    13,939,295
                                                                   -----------
TOBACCO 21.6%
Altria Group, Inc.                                       42,500      3,253,375
British American Tobacco plc, ADR                        44,000      2,407,240
Gallaher Group plc, ADR                                  10,000        653,700
Imperial Tobacco Group plc, ADR                          33,000      2,211,990
Loews Corp. - Carolina Group                             20,000      1,107,800
Reynolds American Inc.                                   34,000      2,106,980
UST Inc.                                                 10,000        548,300
Vector Group Ltd.                                        31,920        517,742
                                                                   -----------
                                                                    12,807,127
                                                                   -----------
     TOTAL COMMON STOCKS (COST $46,018,423)                         56,607,712
                                                                   -----------
SHORT-TERM INVESTMENTS 7.4%
---------------------------
VARIABLE RATE DEMAND NOTES(1)<F17> 7.4%
American Family Financial Services Inc., 4.9427%      3,076,633      3,076,633
Wisconsin Corporate Central Credit Union, 4.9938%     1,314,350      1,314,350
                                                                   -----------
     TOTAL SHORT-TERM INVESTMENTS (COST $4,390,983)                  4,390,983
                                                                   -----------
TOTAL INVESTMENTS 103.0% (COST $50,409,406)                         60,998,695
Liabilities, less Other Assets (3.0)%                               (1,801,492)
                                                                   -----------
NET ASSETS 100.0%                                                  $59,197,203
                                                                   -----------
                                                                   -----------

(1)<F17>    Variable rate demand notes are considered short-term obligations and are payable upon demand.  Interest rates change periodically on specified dates.  The rates listed are as of September 30, 2006.
  *<F18>    Non-income producing
ADR - American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006 (Unaudited)

ASSETS
Investments, at value (cost $50,409,406)                           $60,998,695
Income receivable                                                      143,612
Receivable for investments sold                                        545,693
Receivable for capital shares sold                                     410,406
Other assets                                                            30,965
                                                                   -----------
     TOTAL ASSETS                                                   62,129,371
                                                                   -----------

LIABILITIES
Payable for investments purchased                                    2,719,526
Payable for capital shares redeemed                                     19,497
Payable to Advisor                                                      36,095
Payable to affiliates                                                   43,057
Payable for distribution fees                                           32,476
Payable for shareholder servicing fees                                  64,862
Accrued expenses and other liabilities                                  16,655
                                                                   -----------
     TOTAL LIABILITIES                                               2,932,168
                                                                   -----------

NET ASSETS                                                         $59,197,203
                                                                   -----------
                                                                   -----------
Net assets consist of:
Paid-in capital                                                    $47,770,310
Undistributed net investment income                                     56,031
Undistributed net realized gain                                        781,573
Net unrealized appreciation on investments                          10,589,289
                                                                   -----------
NET ASSETS                                                         $59,197,203
                                                                   -----------
                                                                   -----------

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)          3,262,348
                                                                   -----------
                                                                   -----------

Net asset value, redemption price and offering price per share     $     18.15
                                                                   -----------
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME
Dividend income(1)<F19>                                               $487,544
Interest income                                                         39,020
                                                                      --------
     TOTAL INVESTMENT INCOME                                           526,564
                                                                      --------

EXPENSES
Advisory fees                                                          254,380
Distribution fees                                                       66,942
Transfer agent fees and expenses                                        49,705
Administration fees                                                     30,236
Fund accounting fees                                                    19,036
Legal fees                                                              17,549
Federal and state registration fees                                     12,325
Audit fees                                                              10,453
Custody fees                                                             9,074
Chief compliance officer fees and expenses                               8,994
Reports to shareholders                                                  7,365
Trustees' fees and related expenses                                      4,387
Other expenses                                                           9,945
                                                                      --------
     TOTAL EXPENSES                                                    500,391
     Less waivers by Advisor                                           (31,796)
                                                                      --------
     NET EXPENSES                                                      468,595
                                                                      --------

NET INVESTMENT INCOME                                                   57,969
                                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                       329,414
Change in net unrealized appreciation/depreciation on investments     (239,363)
                                                                      --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         90,051
                                                                      --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $148,020
                                                                      --------
                                                                      --------

(1)<F19>   Net of $8,739 in foreign withholding tax.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED
                                                       SEPTEMBER 30, 2006      YEAR ENDED
                                                          (UNAUDITED)        MARCH 31, 2006
                                                       ------------------    --------------
FROM OPERATIONS
     Net investment income (loss)                          $    57,969         $    (3,152)
     Net realized gain from security transactions              329,414           1,154,167
     Change in net unrealized
       appreciation/depreciation on investments               (239,363)          6,192,299
                                                           -----------         -----------
Net increase in net assets from operations                     148,020           7,343,314
                                                           -----------         -----------

FROM DISTRIBUTIONS
     Net investment income                                      (1,938)                 --
     Net realized gain on investments                               --            (655,368)
                                                           -----------         -----------
Net decrease in net assets
  resulting from distributions paid                             (1,938)           (655,368)
                                                           -----------         -----------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                              15,654,831          27,550,614
     Net asset value of shares issued in
       reinvestment of distributions to shareholders             1,851             617,934
     Payments for shares redeemed(1)<F20>                   (7,136,063)        (15,808,747)
                                                           -----------         -----------
Net increase in net assets
  from capital share transactions                            8,520,619          12,359,801
                                                           -----------         -----------

TOTAL INCREASE IN NET ASSETS                                 8,666,701          19,047,747

NET ASSETS
     Beginning of period                                    50,530,502          31,482,755
                                                           -----------         -----------
     End of period                                         $59,197,203         $50,530,502
                                                           -----------         -----------
                                                           -----------         -----------

UNDISTRIBUTED NET
  INVESTMENT INCOME                                        $    56,031         $        --
                                                           -----------         -----------
                                                           -----------         -----------

(1)<F20> Net of redemption fees of $4,252 for the period ended September 30, 2006, and $72,219 for the year ended March 31, 2006.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout each Period

                                             SIX MONTHS
                                               ENDED            YEAR            YEAR            YEAR            PERIOD
                                           SEPTEMBER 30,       ENDED            ENDED           ENDED           ENDED
                                                2006         MARCH 31,        MARCH 31,       MARCH 31,       MARCH 31,
                                            (UNAUDITED)         2006            2005            2004         2003(1)<F21>
                                           -------------     ---------        ---------       ---------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 18.08         $ 15.42         $ 13.34         $  8.49          $ 10.00
                                              -------         -------         -------         -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                0.02(5)<F25>      --              --           (0.01)            0.01
     Net realized and unrealized
       gain (loss) on investments                0.05            2.87            2.12            4.86            (1.54)
                                              -------         -------         -------         -------          -------
Total from investment operations                 0.07            2.87            2.12            4.85            (1.53)
                                              -------         -------         -------         -------          -------
LESS DISTRIBUTIONS:
     Dividends from
       net investment income                       --              --              --           (0.01)              --
     From net realized
       gain on investments                         --           (0.24)          (0.06)             --               --
                                              -------         -------         -------         -------          -------
Total distributions                                --           (0.24)          (0.06)          (0.01)              --
                                              -------         -------         -------         -------          -------
Paid-in capital from
  redemption fees (Note 2)                         --(6)<F26>    0.03            0.02            0.01             0.02
                                              -------         -------         -------         -------          -------
NET ASSET VALUE, END OF PERIOD                $ 18.15         $ 18.08         $ 15.42         $ 13.34          $  8.49
                                              -------         -------         -------         -------          -------
                                              -------         -------         -------         -------          -------
TOTAL RETURN                                    0.39%(2)<F22>  18.98%          16.05%          57.34%         (15.10)%(2)<F22>

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (000's)           $59,197         $50,531         $31,483         $10,375           $3,864
Ratio of expenses
  to average net assets(3)<F23>                 1.75%(4)<F24>   1.75%           1.75%           1.75%            1.75%(4)<F24>
Ratio of net investment income (loss)
  to average net assets(3)<F23>                 0.22%(4)<F24> (0.01)%         (0.01)%         (0.07)%            0.39%(4)<F24>
Portfolio turnover rate                         9.52%          67.29%          15.01%           6.58%            4.28%

(1)<F21>   Fund commenced operations on August 30, 2002.
(2)<F22>   Not annualized.
(3)<F23> Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.87%, 2.20%, 2.67%, 3.75% and 6.48% and the ratio of net investment income (loss) to average net assets would have been 0.10%, (0.46)%, (0.93)%, (2.07)% and (4.34)%
           for the periods ended September 30, 2006, March 31, 2006, March 31, 2005, March 31, 2004 and March 31, 2003, respectively.
(4)<F24>   Annualized.
(5)<F25> Per share net investment income was calculated prior to tax adjustments.
(6)<F26>   Less than one cent per share.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2006 (Unaudited)

(1)  ORGANIZATION

The Fund is a separate series of MUTUALS.com (the "Trust") which is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified open-end management company. The Trust was organized on March 20, 2001 as a Delaware business trust and may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective on August 15, 2002 and commenced operations on August 30, 2002. The Fund is managed by Mutuals Advisors, Inc. (the "Advisor"), formerly known as MUTUALS.com, Inc., which has retained GNI Capital, Inc. ("GNI") to act as the Fund's subadvisor.

The Fund's investment objective is long-term growth of capital.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

  (a)  Investment Valuation

       Securities are stated at value. Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest bid prices. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund's Advisor. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined by the Advisor under the supervision of the Fund's Board of Trustees.

  (b)  Federal Income Taxes

       The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no Federal income tax provision has been provided.

       On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

  (c)  Distributions to Shareholders

       The Fund will distribute any net investment income semi-annually and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

       The tax character of distributions paid during the six months ended September 30, 2006 and the year ended March 31, 2006 were as follows:

                                        SIX MONTHS ENDED       YEAR ENDED
                                       SEPTEMBER 30, 2006    MARCH 31, 2006
                                       ------------------    --------------
            Ordinary income                  $1,938             $     --
            Long-term capital gains          $   --             $655,368

       As of March 31, 2006, the components of accumulated earnings on a tax basis were as follows:

            Cost basis of investments for
              federal income tax purposes                          $39,458,178
                                                                   -----------
                                                                   -----------
            Gross tax unrealized appreciation                      $11,212,124
            Gross tax unrealized depreciation                         (398,156)
                                                                   -----------
            Net tax unrealized appreciation                         10,813,968
                                                                   -----------
            Undistributed ordinary income                               78,891
            Undistributed long-term capital gain                       387,952
                                                                   -----------
            Total distributable earnings                               466,843
                                                                   -----------
            Other accumulated gains (losses)                                --
                                                                   -----------
            Total accumulated earnings                             $11,280,811
                                                                   -----------
                                                                   -----------

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales.

  (d)  Use of Estimates

       The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (e)  Share Valuation

       The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund's net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than two months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund's daily NAV calculation.

  (f)  Other

       Investment transactions are accounted for on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  TRANSACTIONS WITH AFFILIATES

The Trust has an Investment Advisory Agreement (the "Agreement") with the Advisor, with whom an officer of the Trust is affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.95% of the Fund's average daily net assets.

The Advisor has agreed to waive, through July 31, 2016, its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.75% of the Fund's average daily net assets. For the six months ended September 30, 2006, expenses of $31,796 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund's expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

                  2007            $129,359
                  2008            $162,147
                  2009            $196,862
                  2010            $ 31,796

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

The Fund paid the Chief Compliance Officer $8,994 for the six months ended September 30, 2006.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the "Distributor") a distribution fee of 0.25% of the Fund's average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the six months ended September 30, 2006, the Fund accrued expenses of $66,942 pursuant to the 12b-1 Plan.

(4)  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                         SIX MONTHS ENDED        YEAR ENDED
                                        SEPTEMBER 30, 2006     MARCH 31, 2006
                                        ------------------     --------------
     Shares sold                              869,224            1,684,839
     Shares issued to holders in
       reinvestment of distributions              104               37,725
     Shares redeemed                         (401,098)            (969,705)
                                             --------            ---------
     Net increase                             468,230              752,859
                                             --------            ---------
                                             --------            ---------

(5)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended September 30, 2006, were $12,513,732 and $5,001,126, respectively. There were no purchases or sales of U.S. government securities.

(6)  CREDIT FACILITY

U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement dated October 1, 2004 for the purpose of purchasing portfolio securities. The Fund did not draw upon this line of credit during the six months ended September 30, 2006.

ADDITIONAL INFORMATION

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

At a reconvened Special Meeting of Shareholders of the Fund held on July 28, 2006, shareholders approved the following proposals:

To approve (a) a subadvisory agreement between the Fund's investment advisor, Mutuals Advisors, Inc., and GNI Capital, Inc. with respect to the management of the Fund's portfolio and (b) a "manager of managers" structure for the Fund that would permit its advisor to hire and replace subadvisors and to modify subadvisory agreements without shareholder approval.

               % FUND        % VOTED
              SHARES IN     SHARES IN
 PROPOSAL       FAVOR         FAVOR           FOR        AGAINST     ABSTAIN
 --------     ---------     ---------         ---        -------     -------
   (a)         45.23%         88.29%       1,282,195     125,138      44,872
   (b)         42.06%         82.09%       1,192,132     222,166      37,907

RENEWAL OF ADVISORY AGREEMENT AND APPROVAL OF SUBADVISORY AGREEMENT

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust on May 17, 2006 (the "May Meeting"), the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons" (as that term is defined in the 1940
Act) (the "Independent Trustees"), approved the renewal of the Fund's Investment Advisory Agreement (the "Agreement") through July 31, 2007. At a prior meeting of the Trustees held on April 24, 2006 (the "April Meeting"), the Trustees, by unanimous vote (including a separate vote of the Independent Trustees), approved a Subadvisory Agreement between the Advisor and GNI dated as of July 31, 2006 (the "Subadvisory Agreement"), and recommended that the Subadvisory Agreement be submitted to and approved by the Fund's shareholders at a Special Meeting of Shareholders held for that purpose on July 14, 2006. The Fund's shareholders approved the Subadvisory Agreement at the reconvened session of Special Meeting held on July 28, 2006 after the Special Meeting was initially adjourned on July 14, 2006.

In advance of the May Meeting, the Independent Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the performance, advisory fees and other expenses of the Fund. The materials also included comparisons of the Fund with other funds of similar size and/or investment objectives in terms of performance, fees and other expenses, as well as the performance of the Fund versus its benchmark.

DISCUSSION OF FACTORS CONSIDERED IN CONNECTION WITH THE AGREEMENT

In connection with the re-approval of the Agreement, the Trustees requested and received information that would enable them to consider the factors enumerated below.

1.   NATURE, EXTENT, AND QUALITY OF SERVICES.

     The Trustees considered the nature, quality and extent of services provided by the Advisor, including portfolio management, supervision of Fund operations, compliance and regulatory matters and general oversight of other service providers. The Trustees discussed the Advisor's responsibilities in light of its recommendation to retain GNI as a subadvisor to make day-to-day decisions with respect to the management of the Fund's portfolio, noting that a member of the staff of GNI had been a co-portfolio manager of the Fund since September 28, 2005. The Trustees concluded that, while the Advisor did not have a large staff, the quality of the services provided to the Fund has been consistently of a high level and that it was qualified to manage the Fund's portfolio, to oversee GNI as a subadvisor and to monitor the Fund's compliance with applicable requirements under the securities laws.

2.   INVESTMENT PERFORMANCE OF THE FUND AND ADVISOR.

     The Trustees reviewed a report prepared by Lipper Inc. ("Lipper") that contained information regarding the Fund's performance. The Trustees considered short-term and long-term investment performance for the Fund over various periods of time as compared to both relevant equity indices and the performance of the Fund's Lipper peer group universe, and concluded that the Advisor had delivered strong performance results consistent with the long-term investment strategies being pursued by the Fund. The Fund ranked high in its peer group based on its average annual return over a three-year period.

     In particular, the Trustees noted that the Fund ranked in the second quartile of its performance peer group for the one-year period ended April 30, 2006 and in the first quartile for the three-year period ended April 30, 2006. The Trustees also noted that the Advisor did not have any clients other than the other series of the Trust, so performance results could not be compared to the Advisor's other clients.

3.   COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

     The Trustees considered the Fund's management fee and total expense ratio relative to industry averages for the Fund's benchmark category. The Trustees noted that the Advisor has historically capped the total expense ratio of the Fund at 1.75% and observed that the Advisor proposed to continue to cap the Fund's expenses at 1.75%. Based on the information provided by Lipper, the Fund was in the 3rd quartile in its expense peer group. The Trustees reviewed the Advisor's balance sheet and profit and loss statement, noting that due to the expense cap that is in place, the Advisor continues to waive a portion of its advisory fee. The Trustees also took notice of the fact that the Advisor does not realize a profit under the Agreement at the Fund's present asset level. The Trustees received and reviewed audited financial statements for the parent company of the Advisor. The Trustees concluded that based on the financial statements that the parent company was sufficiently capitalized to continue to provide adequate resources to the Advisor.

4.   EXTENT OF ECONOMIES OF SCALE AS FUND GROWS.

     The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Trustees noted that as asset levels grow certain service provider fees are reduced. The Trustees again noted that the Advisor's cap on the Fund's total expenses, which has been in place since the Fund's inception, has been and continues to be a clear benefit to Fund investors, and will remain in place for at least another year.

5.   WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE.

     The Trustees also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist. The Trustees noted that breakpoints are not a viable option at this time given the size of the Fund and the Advisor's continuing fee waivers although the Trustees acknowledged that breakpoints might be re-evaluated in the event of further growth in the assets of the Fund.

6.   OTHER RELEVANT CONSIDERATIONS.

     The Trustees considered the Advisor's Code of Ethics, ADV disclosure, and compliance program and concluded in each of these areas that the Advisor was structured in such a way to support the services being provided to the Fund, including the supervision of GNI, as subadvisor, when the Subadvisory Agreement becomes effective.

     The Trustees also considered the character and amount of other incidental benefits received by the Advisor from its association with the Fund. The Trustees concluded that potential "fall-out" benefits that the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

All of these factors were considered by the Trustees, and also were considered by the Independent Trustees meeting separately with counsel in the May Meeting. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Trustees and the Independent Trustees that shareholders had received favorable absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders.

DISCUSSION OF FACTORS CONSIDERED IN CONNECTION WITH SUBADVISORY AGREEMENT

At the April Meeting, the Trustees discussed the proposed engagement of GNI and the Subadvisory Agreement. Based on its review of the Advisor's recommendation to retain GNI, the Trustees determined that GNI should be engaged to manage the Fund's portfolio, subject to the oversight and review of the Advisor. In evaluating the Subadvisory Agreement, the Trustees reviewed materials furnished by the Advisor and GNI relevant to its decision, such as GNI's Form ADV and Code of Ethics and information regarding GNI's compliance program, investment strategy, trading procedures, personnel and financial condition. The Trustees also reviewed GNI's responses to a detailed request submitted by the Fund's legal counsel on behalf of the Independent Trustees. At the April Meeting, representatives of GNI discussed GNI's background, organization, performance history and investment philosophy.

In the course of their consideration of the Subadvisory Agreement, the Trustees received and reviewed a substantial amount of information provided by GNI, and they met in executive session and were advised by their independent legal counsel. In approving the Subadvisory Agreement, the Trustees considered the following factors and made the following conclusions:

1.   NATURE, EXTENT, AND QUALITY OF SERVICES.

     The Trustees reviewed and considered GNI's investment style, its key personnel proposed to provide investment management services to the Fund and its financial condition, including the restructuring of its ownership, which resulted in Centillion Partners acquiring ownership of all of GNI's outstanding shares. The Trustees also considered services to be provided by GNI under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance with applicable securities laws and regulations. The Trustees concluded that the nature, extent and quality of the services proposed to be provided by GNI to the Fund were appropriate, and determined that the Fund should retain GNI as subadvisor because the Fund was likely to benefit from GNI's investment strategy.

2.   INVESTMENT PERFORMANCE OF THE FUND AND GNI.

     From September 28, 2005 through March 31, 2006, during which time Mr. Norton, who is a principal of GNI, served as co-portfolio manager of the Fund, the Trustees noted that the Fund gained 12%, compared to the S&P 500's total return, including dividends, for the same time period of 6.38%. The Trustees considered Mr. Norton's portfolio commentary and familiarity with the Fund since becoming co-portfolio manager, including his discussions of the reasons for the Fund's performance.

     The Trustees considered historical performance data for GNI's management of various private accounts most similar in nature to the Fund. The Trustees noted that a private account managed by GNI similar to the Fund, focusing on growth equities with infrequent short-term trading, exceeded the return of its benchmark, the S&P 500 Index, on a gross of fees basis for six of the seven years of its existence.

     The Morningstar rating for the Fund was upgraded from three-stars to four-stars, and the ranking of the Fund's three-year annualized return among its peer group rose from the 65th percentile to the 8th percentile during the period from September 28, 2005 through March 31, 2006. The Trustees noted that Mr. Norton was co-portfolio manager for the Fund for only a portion of the time period in which the three-year annualized return data was calculated by Morningstar but acknowledged that the Fund performed strongly during the period of his involvement and that the Fund's performance had exceeded its benchmark. The Trustees concluded that GNI appeared to have an effective investment process, and that the Fund would benefit from GNI's services under the Subadvisory Agreement.

3.   PROPOSED FEES.

     The Trustees determined that the proposed subadvisory fee of 0.08% of the Fund's average daily net assets was appropriate in light of the Fund's investment style, and in comparison to the fees paid by other advisory clients of GNI. In evaluating the subadvisory fee, the Trustees noted that the subadvisory fee will be paid by the Advisor and that, therefore, the overall advisory fee paid by the Fund will not be directly affected by the subadvisory fee.

4.   COSTS OF SERVICES AND PROFITS REALIZED BY GNI.

     The Trustees did not request any specific information regarding the costs of services to be provided to the Fund, or the profits that GNI might realize, because GNI had not previously served as a subadvisor to the Fund. Therefore, this particular factor was not relevant to the Trustees' consideration of the Subadvisory Agreement.

5.   ECONOMIES OF SCALE.

     The Trustees considered whether there might be economies of scale in the management of the Fund if the assets of the Fund were to increase significantly. However, it was concluded that the assets of the Fund were not likely to increase in the foreseeable future to such an extent that there would be meaningful economies of scale realized in the management of the Fund.

6.   BENEFITS TO GNI.

     The Trustees considered information presented regarding any benefits to GNI or its affiliates from serving as subadvisor to the Fund (in addition to the subadvisory fee). The Trustees noted that GNI does not intend to participate in soft-dollar arrangements with regard to the Fund's brokerage. The Trustees concluded, however, that success of the Fund could attract other business to GNI.

CONCLUSION

On the basis of its review of the foregoing information, the Trustees and the Independent Trustees determined that the terms and conditions of the Subadvisory Agreement were fair to, and in the best interest of, the Fund and its shareholders and recommended that the Fund's shareholders approve the Subadvisory Agreement.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the semi-annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor's, sub-advisor's or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, sub-advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted proxy voting policies and procedures that delegate to Mutuals Advisors, Inc., the Fund's investment advisor (the "Advisor"), the authority to vote proxies. A description of the Vice Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC's website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund's Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

VICE FUND

Investment Advisor                   MUTUALS ADVISORS, INC.
                                     Plaza of the Americas
                                     700 North Pearl Street, Suite 900
                                     Dallas, Texas 75201

Subadvisor                           GNI CAPITAL, INC.
                                     125 The Parkway, Suite 201
                                     Greenville, South Carolina 29615

Legal Counsel                        GODFREY & KAHN, S.C.
                                     780 North Water Street
                                     Milwaukee, Wisconsin 53202

Independent Registered Public        TAIT, WELLER & BAKER LLP
Accounting Firm                      1818 Market Street, Suite 2400
                                     Philadelphia, Pennsylvania 19103

Transfer Agent, Fund Accountant      U.S. BANCORP FUND SERVICES, LLC
and Fund Administrator               615 East Michigan Street
                                     Milwaukee, Wisconsin 53202

Custodian                            U.S. BANK, N.A.
                                     Custody Operations
                                     1555 North RiverCenter Drive, Suite 302
                                     Milwaukee, Wisconsin 53212

Distributor                          QUASAR DISTRIBUTORS, LLC
                                     615 East Michigan Street
                                     Milwaukee, Wisconsin 53202

Printed on recycled paper

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, based on an evaluation of such disclosure controls and procedures, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a)  (1) Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     MUTUALS.com

     By:   /s/Michael Henry
           --------------------------------------
           Michael Henry, President and Treasurer

     Date: December 5, 2006
           --------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

     By:   /s/Michael Henry
           --------------------------------------
           Michael Henry, President and Treasurer

     Date: December 5, 2006
           --------------------------------------